UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  May 17, 1999

                       COMMONWEALTH BIOTECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

               Virginia                                001-13467                             54-1641133
    (State or Other Jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            Incorporation)


                  601 Biotech Drive, Richmond, Virginia           23235
                    (Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code:  (804) 648-3820



                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On May 14, 1999, Commonwealth Biotechnologies, Inc., a Virginia corporation (the "Registrant"), announced the appointment of Raymond H. Cypress, D.V.M., Ph.D., the President and Chief Executive Officer of the American Type Culture Collection, to its Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                           Not applicable.

         (c)      EXHIBITS.

                  99.1 Press Release, dated May 14, 1999, announcing the appointment of Raymond H. Cypress to the Registrant's Board of Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            COMMONWEALTH BIOTECHNOLOGIES, INC.



                                            By:     /s/ James H. Brennan
                                                ----------------------------
                                                     James H. Brennan
                                                     Controller





May 17, 1999

                                  EXHIBIT INDEX


Number            Description of Exhibit
------            ----------------------

99.1 Press Release, dated May 14, 1999, announcing the appointment of Raymond H. Cypress to the Registrant's Board of Directors.